UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2004
                                                         ----------------

                                SPORTSNUTS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware .............    333-14477                   87-0561426
-----------------------------------    ------------------------    -------------
-----------------------------------    ------------------------    -------------
 (State or other jurisdiction of ..    (Commission File Number)    (IRS Employer
          incorporation) ..........    Identification No.)


                          11585 South State, Suite 102
                               Draper, Utah 84020.
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (801) 816-2500
                                                           --------------


                -------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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1
Item 8.01  Other Events

     On or about October 12, 2004, SportsNuts, Inc. issued an Information Statement about its spin-off of Synerteck Incorporated. The Information Statement contains a description of the terms of the spin-off, Synerteck, and Synerteck's common stock, and is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits.


     (c) Exhibits.

     99.1 Information Statement dated October 12, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SPORTSNUTS, INC.




     Date: October 12, 2004                By/s/Kenneth Denos
           ----------------                  ---------------------------------
                                                 Chief Executive Officer



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1
EXHIBIT INDEX

         Exhibit Number               Description
          99.1                   Information Statement dated October 12, 2004.